SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 6, 2006 (February 28, 2006)

ATLANTIC AMERICAN CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-3722 (Commission File Number)	58-1027114 (I.R.S. Employer Identification No.)

4370 Peachtree Rd., N.E. Atlanta, Georgia (Address of Principal Executive Offices)		30319 (Zip Code)

Registrant's Telephone Number, Including Area Code: (404) 266-5500

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On February 28, 2006, the Stock Option and Compensation Committee (the “Compensation Committee”) of the Board of Directors of Atlantic American Corporation (the “Company”) approved bonus payments on March 15, 2006 to the executive officers of the Company which were consistent with the Company's historical annual bonus award practices and based on the Company's, and each individual's, performance during 2005.
The bonus amount approved for each of the Company's named executive officers is as follows:
	Name and Principal Position	Amount
	Hilton H. Howell, President and CEO	$250,000
	J. Mack Robinson, Chairman of the Board	$75,020
	John G. Sample, Jr., Senior Vice President and CFO	$123,585

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC AMERICAN CORPORATION

By: /s/ John G. Sample, Jr.
John G. Sample, Jr. Senior Vice President and Chief Financial Officer

                          Date:   March 6, 2006